Discontinued Operations	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Assets Held for Sale
During the fourth quarter of 2015, the Company entered into an agreement to sell a parcel of land in San Jose, California and reported the San Jose land parcel as an asset held for sale in the accompanying consolidated balance sheet as of December 31, 2015. The sale was completed in February 2016 and the Company recognized a gain on sale of $5,242,000.
In order to obtain the approval of the European Commission for the acquisition of TelecityGroup, the Company and TelecityGroup agreed to divest certain data centers, including the Company’s London 2 data center ("LD2") and certain data centers of TelecityGroup in the United Kingdom ("UK"), Netherlands, and Germany. The assets and liabilities of LD2, which were included within the EMEA operating segment, were classified as held for sale in the fourth quarter of 2015 and, therefore, the corresponding depreciation and amortization expense was ceased at that time. This divestiture was not presented as discontinued operations in the consolidated statements of operations, because it did not represent a strategic shift in the Company's business, as the Company continued operating similar businesses after the divestiture. The divestiture was completed on July 5, 2016 and the Company recognized a gain of $27,945,000 on the sale of the LD2 data center, which is included in gain on asset sales in the consolidated statement of operations for year ended December 31, 2016. During the years ended December 31, 2016, 2015 and 2014, LD2 data center generated revenue of $6,116,000, $17,579,000 and $21,772,000, respectively, and net income of $2,327,000, $7,166,000 and $9,218,000, respectively.
The acquisition of TelecityGroup closed on January 15, 2016. Accordingly, the assets and liabilities of the TelecityGroup data centers that were divested were included in assets and liabilities held for sale in the consolidated balance sheet through July 5, 2016, the date the divestiture closed. The results of operations for the TelecityGroup data centers that were divested, as well as the gain on divestiture, were classified as discontinued operations from January 15, 2016, the date the acquisition closed, through July 5, 2016 (see Note 5).
In June 2016, the Company approved the divestiture of the solar power assets of Bit-isle. In October 2016, the Company entered into a Share Transfer Agreement for the transfer of common stock of Terra Power Co., Ltd., relating to the divestiture of the solar power assets of Bit-isle. The Company received ¥400,000,000 upon the closing of the transaction, or approximately$3,816,000 at the exchange rate in effect on October 31, 2016. By November 30, 2016, the Company had received an additional ¥2,500,000,000, or approximately $22,083,000 at the exchange rate in effect at the time of cash receipt. The Company expects to receive the remaining payment of ¥5,313,384,000 in the first quarter of 2017, or approximately $45,483,000 at the exchange rate in effect on December 31, 2016. The associated loss on the sale was insignificant. Furthermore, the revenue and net income generated by the solar power assets of Bit-isle during the years ended December 31, 2016 and 2015 were insignificant.
When an asset is classified as held for sale, the asset’s book value is evaluated and adjusted to the lower of its carrying amount or fair value less cost to sell. The determination of fair value for assets is dependent upon, among other factors, the potential sales transaction, composition of assets in the disposal group, the comparability of the disposal group to market transactions and negotiations with third party purchasers, etc. Such factors impact the range of potential fair values and the selection of the best estimates.
During the quarter ended September 30, 2016, the Company evaluated the recoverability of the carrying value of its assets held for sale. Based on the analysis, it was determined that during negotiation of the sales agreement, the Company would not recover the carrying value of certain assets. Accordingly, the Company recorded an impairment charge on other current assets of $7,698,000 in the third quarter of 2016, reducing the carrying value of such assets from $79,459,000 to the estimated fair value of $71,761,000. The revenue and net income generated by the solar power assets of Bit-isle during the year ended December 31, 2016 were insignificant.
The following table summarizes the assets and liabilities that were classified in assets and liabilities held for sale in the consolidated balance sheet as of December 31 (in thousands):

	2016	2015
Accounts receivable	$—	$2,222
Other current assets	—	408
Property, plant and equipment	—	23,533
Goodwill	—	5,000
Intangible assets	—	784
Other assets	—	1,310
Total assets held for sale	$—	$33,257

Accounts payable and accrued expenses	$—	$(654)
Accrued property, plant and equipment	—	(816)
Other current liabilities	—	(435)
Other liabilities	—	(1,630)
Total liabilities held for sale	$—	$(3,535)
Discontinued Operations
In order to obtain the approval of the European Commission for the acquisition of TelecityGroup, the Company and TelecityGroup agreed to divest certain data centers of TelecityGroup in the United Kingdom, Netherlands and Germany. Accounting guidance requires a business activity that, on acquisition, meets the criteria to be classified as held for sale be reported as a discontinued operation. On July 5, 2016, the Company completed the sale of these data centers and related assets to Digital Realty for approximately €304,564,000 and £376,171,000, or approximately total of $827,314,000 at the exchange rates in effect on July 5, 2016. The Company recognized a gain on sale of the TelecityGroup data centers in discontinued operations of $2,351,000. The results of operations for these data centers that were divested, as well as the gain on divestiture, have been reported as net income from discontinued operations, net of tax, from January 15, 2016, the date of the acquisition, through July 5, 2016 in the Company's consolidated statement of operations.
The following table presents the financial results of the Company's discontinued operations for the year ended December 31, 2016. The Company didn't record income from discontinued operations, net of income taxes for the years ended December 31, 2015 and 2014.

2016
Revenue	$48,782
Costs and operating expenses:
Cost of revenues	24,795
Sales and marketing	1,030
General and administrative	7,026
Total costs and operating expenses	32,851
Income from operations of discontinued operations	15,931
Interest expense and other, net	(1,286)
Income from discontinued operations before income taxes	14,645
Income tax expense	(4,604)
Gain on sale of discontinued operations, net of income taxes	2,351
Income from discontinued operations, net of income taxes	$12,392

As of the date of acquisition, depreciation and amortization of discontinued operations were ceased. Capital expenditures from the date of acquisition through the date of sale were $31,537,000.